SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 APRIL 27, 1998

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)

             Bear Stearns Mortgage Securities Inc. (as Seller under
                  a Pooling and Servicing Agreement dated as of
                 April 1, 1998 providing for the issuance of the
               Mortgage Pass-Through Certificates, Series 1998-5)

       DELAWARE                       333-13617                13-3633241
    (State or other                  (Commission              (IRS Employer
    jurisdiction of                  File Number)           Identification No.)
    incorporation)

                      245 PARK AVENUE, NEW YORK, NEW YORK             10167
                      (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

     This Current Report on Form 8-K is being filed with respect to the Computational Materials (as defined below) of Bear Stearns & Co., Inc. (an "Underwriter") in connection with the issuance of the Bear Stearns Mortgage Securities Inc. Mortgage Pass Through Certificates Series 1998-1. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association. The Computational Materials, which are listed as Exhibit 99.1 hereto, are being filed on Form SE on April 27, 1998.
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 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(c)       Exhibits:

          EXHIBIT NO.

          99.1 Computational Materials of Bear Stearns & Co. Inc. filed on Form SE on April 27, 1998.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          BEAR STEARNS MORTGAGE SECURITIES INC.
                            (Registrant)


Date: APRIL 27, 1998      By: /S/ JOSEPH T. JURKOWSKI, JR.
      --------------         ----------------------------
                             Name:  Joseph T. Jurkowski, Jr.
                             Title: Vice President


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION

99.1 Computational Materials of Bear, Stearns & Co. Inc. filed on Form SE on April 27, 1998.